UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 30, 2023

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 645-7060
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2023 the Board of Directors of Heartland Express, Inc. (the "Company") elected Brenda Lantz Ph.D. as a director of the Company, effective immediately. Dr. Lantz will serve as a member of the Company's Nominating and Governance Committee and Compensation Committee. As a non-employee director, Dr. Lantz will receive compensation for her services as a member of the Company's Board of Directors, and the committees of the Board of Directors on which she serves, that is consistent with compensation received by the other non-employee members of the Company's Board of Directors. The current terms of these arrangements are set forth in our proxy statement for our 2023 annual meeting of shareholders under the headings "Director Compensation" and "Narrative to Director Compensation Table."

Dr. Brenda Lantz is the Associate Director of North Dakota State University's Upper Great Plains Transportation Institute (the "UGPTI") as well as the Program Director for the Commercial Vehicle Safety Center (the "CVSC") at UGPTI. As Associate Director, Dr. Lantz, helps lead the UGPTI’s research, education, and outreach activities. She assists in managing and promoting the institute while working to improve coordination among the institute’s centers and encouraging synergy among staff. As Program Director of the CVSC, Dr. Lantz serves as a point of contact for universities, law enforcement, and other agencies seeking assistance to establish partnerships to improve commercial vehicle safety in the U.S. Western region. She also conducts safety-related research and analysis.

On November 1, 2023, Larry Gordon, a member of the Board of Directors of the Company, provided notice to the Company of his retirement as a Board member effective immediately. Mr. Gordon's decision to retire is not a result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices. The Company thanks Mr. Gordon for his 10 years of board service to the Company.

After giving effect to Mr. Gordon's decision to retire as a Board member, the majority of the members of the Board will continue to be independent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	November 2, 2023	By:/s/Christopher A. Strain
Christopher A. Strain
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

104	Cover Page Interactive Data File